                                                                  Exhibit 99


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------------x
                                                     :
In re                                                : Chapter 11
                                                     :
SOLUTIA INC., ET AL.,                                : Case No. 03-17949 (PCB)
                                                     :
         Debtors.                                    : (Jointly Administered)
                                                     :
-----------------------------------------------------x

THIS AMENDED MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises, Inc.      Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                 AMENDED MONTHLY OPERATING STATEMENT FOR THE
                         MONTH OF SEPTEMBER 2005 (1)
                         ---------------------------

     (1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

-----------------------------------------------------x
                                                     :
In re                                                : Chapter 11
                                                     :
SOLUTIA INC., ET AL.,                                : Case No. 03-17949 (PCB)
                                                     :
         Debtors.                                    : (Jointly Administered)
                                                     :
-----------------------------------------------------x

                 AMENDED MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF SEPTEMBER 2005
                           -----------------------

DEBTORS' ADDRESS:                       575 Maryville Centre Dr.
                                        St. Louis, MO 63141

DEBTORS' ATTORNEY:                      KIRKLAND & ELLIS LLP
                                        Richard M. Cieri (RC-6062)
                                        Jonathan S. Henes (JH-1979)
                                        Citigroup Center
                                        153 East 53rd Street
                                        New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):            $15

REPORT PREPARER:                        Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: November 9, 2005                  /s/ Timothy J. Spihlman
                                        -----------------------------
                                        Timothy J. Spihlman
                                        Vice President and Controller

Indicate if this is an amended statement by checking here: X
                                                          ---

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                              EXPLANATORY NOTE

This Amended Monthly Operating Statement for the month ended September 30, 2005, which amends the originally filed Monthly Operating Statement for the month ended September 30, 2005 filed with the United States Bankruptcy Court Southern District of New York on October 31, 2005 ("Original Filing"), is being filed to reflect an adjusting entry not originally recorded in the Original Filing. This adjustment resulted in an additional $1 million of loss on net income (loss) in the month and nine months ended September 30, 2005 and a $1 million decrease in current assets as of September 30, 2005.

For convenience, the Original Filing, with the correction described above, is being filed in its entirety.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                       For the Month of September 2005

------------------------------------------------------------------------------

Solutia Inc.                                                $214,361,827.56
------------------------------------------------------------------------------

Solutia Business Enterprises, Inc.*                         $--
------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $26,000.00
------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $--
------------------------------------------------------------------------------

CPFilms Inc.                                                $8,676,527.78
------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $--
------------------------------------------------------------------------------

Monchem International, Inc. *                               $--
------------------------------------------------------------------------------

Axio Research Corporation                                   $26.49
------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $--
------------------------------------------------------------------------------

Beamer Road Management Company *                            $--
------------------------------------------------------------------------------

Monchem, Inc. *                                             $--
------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $27,125.63
------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $--
------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $28,989.22
------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $--
------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                       For the Month of September 2005

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                  SOLUTIA INC., ET. AL.,
                      Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                  (Debtors in Possession)

                                      SOLUTIA GROUP*
                     STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                                   (DOLLARS IN MILLIONS)

                                                                             NINE MONTHS
                                                         MONTH ENDED            ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,
                                                             2005                2005
                                                         -------------       -------------
TOTAL NET SALES                                              $226               $2,156
TOTAL COST OF GOODS SOLD                                      204                1,864
                                                             ----               ------
GROSS PROFIT                                                   22                  292

TOTAL MAT EXPENSE                                              23                  209
AMORTIZATION EXPENSE                                            -                    1
                                                             ----               ------
OPERATING INCOME                                               (1)                  82

EQUITY EARNINGS FROM AFFILIATES                                 3                   48
INTEREST EXPENSE                                               (7)                 (64)
OTHER INCOME, NET                                               1                    8

REORGANIZATION ITEMS:
    Professional fees                                          (4)                 (37)
    Employee severance and retention costs                     (1)                 (10)
    Adjustment to allowed claim amounts                         1                  (10)
    Settlements of pre-petition claims                          -                   29
    Other                                                      (1)                  (7)
                                                             ----               ------
                                                               (5)                 (35)
                                                             ----               ------
INCOME (LOSS) BEFORE TAXES                                     (9)                  39
Income tax expense                                              3                   19
                                                             ----               ------
NET INCOME (LOSS)                                            $(12)              $   20
                                                             ====               ======

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                          AS OF SEPTEMBER 30, 2005


                                                                   (Dollars in
                                ASSETS                              millions)
                                ------                             -----------
Cash                                                                 $    82
Trade Receivables, net                                                   279
Inventories                                                              243
Other Current Assets                                                      91
                                                                     -------
TOTAL CURRENT ASSETS                                                     695
Property, Plant and Equipment, net                                       796
Investments in Affiliates                                                212
Intangible Assets, net                                                   112
Other Assets                                                             127
                                                                     -------
TOTAL ASSETS                                                         $ 1,942
                                                                     =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                     $   174
Short Term Debt                                                          300
Other Current Liabilities                                                237
                                                                     -------
TOTAL CURRENT LIABILITIES                                                711
Long-Term Debt                                                           250
Other Long-Term Liabilities                                              253
                                                                     -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                            1,214
LIABILITIES SUBJECT TO COMPROMISE                                      2,156
SHAREHOLDERS' DEFICIT                                                 (1,428)
                                                                     -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                            $ 1,942
                                                                     =======

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                                SOLUTIA INC., ET. AL.,
                                   Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                               (Debtors in Possession)

                                                    SOLUTIA GROUP*
                                   STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)
                                                (DOLLARS IN MILLIONS)


                                                                                                         NINE MONTHS
                                                                                        MONTH ENDED        ENDED
                                                                                       SEPTEMBER 30,    SEPTEMBER 30,
                                                                                            2005            2005
                                                                                       -------------    -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES:
              Net loss                                                                     $(12)           $ 20
              Depreciation and amortization                                                  10              88
              Restructuring expenses and other unusual items                                  3              (1)
              Changes in assets and liabilities:
                Trade receivables                                                            (9)              7
                Inventories                                                                  11              (4)
                Accounts payable                                                            (14)            (22)
                Other assets and liabilities                                                 21             (42)
                                                                                           ----            ----
              NET CASH PROVIDED BEFORE REORGANIZATION ITEMS                                  10              46
              OPERATING CASH FLOWS - REORGANIZATION ITEMS:
                Professional services fees                                                   (4)            (36)
                Employee severance and retention payments                                     -              (8)
                Other                                                                        (1)             (4)
                                                                                           ----            ----
                    NET CASH USED IN REORGANIZATION ITEMS                                    (5)            (48)
                                                                                           ----            ----
                    NET CASH PROVIDED BY OPERATING ACTIVITIES                                 5              (2)
                                                                                           ====            ====

NET CASH USED IN INVESTING ACTIVITIES:
              Property, plant and equipment purchases                                        (8)            (51)
              Other investing activities                                                      1               4
                                                                                           ----            ----
                    NET CASH USED IN INVESTING ACTIVITIES                                    (7)            (47)
                                                                                           ====            ====

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
              Net change in cash collateralized letters of credit                             -              17
              Other financing activities                                                      -              (1)
                                                                                           ----            ----
                    NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                       -              16
                                                                                           ====            ====


NET DECREASE IN CASH AND CASH EQUIVALENTS                                                    (2)            (33)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                               84             115
                                                                                           ----            ----
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                   $ 82            $ 82
                                                                                           ====            ====

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                 SOLUTIA INC., ET. AL.,
                    Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                (Debtors in Possession)

                               SOLUTIA CHAPTER 11 DEBTORS
                    STATEMENT OF CONSOLIDATED OPERATIONS (UNAUDITED)
                                 (DOLLARS IN MILLIONS)

                                                                             NINE MONTHS
                                                         MONTH ENDED            ENDED
                                                         SEPTEMBER 30,       SEPTEMBER 30,
                                                             2005                2005
                                                         -------------       -------------
TOTAL NET SALES                                              $173               $1,733
TOTAL COST OF GOODS SOLD                                      168                1,578
                                                             ----               ------
GROSS PROFIT                                                    5                  155

TOTAL MAT EXPENSE                                              16                  160
                                                             ----               ------
OPERATING LOSS                                                (11)                  (5)

EQUITY EARNINGS FROM AFFILIATES                                 4                   50
INTEREST EXPENSE, NET                                          (5)                 (45)
OTHER INCOME, NET                                               3                   25

REORGANIZATION ITEMS:
      Professional fees                                        (4)                 (35)
      Employee severance and retention costs                   (1)                 (10)
      Adjustment to allowed claim amounts                       1                  (10)
      Settlements of pre-petition claims                        -                   29
      Other                                                    (1)                  (6)
                                                             ----               ------
                                                               (5)                 (32)
                                                             ----               ------
LOSS BEFORE TAXES                                             (14)                  (7)
Income Taxes                                                    1                    3
                                                             ----               ------
NET LOSS                                                     $(15)              $  (10)
                                                             ====               ======

See Accompanying Notes to Consolidated Financial Statements.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                          AS OF SEPTEMBER 30, 2005

                                                                   (Dollars in
                                ASSETS                              millions)
                                ------                             -----------
Cash                                                                 $     6
Trade Receivables, net                                                   145
Account Receivables-Unconsolidated Subsidiaries                           46
Inventories                                                              148
Other Current Assets                                                      57
                                                                     -------
TOTAL CURRENT ASSETS                                                     402
Property, Plant and Equipment, net                                       672
Investments in Subsidiaries and Affiliates                               543
Intangible Assets, net                                                   100
Other Assets                                                              82
                                                                     -------
TOTAL ASSETS                                                         $ 1,799
                                                                     =======

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                     $   139
Short Term Debt                                                          300
Other Current Liabilities                                                164
                                                                     -------
TOTAL CURRENT LIABILITIES                                                603
Other Long-Term Liabilities                                              201
                                                                     -------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              804
LIABILITIES SUBJECT TO COMPROMISE                                      2,261
SHAREHOLDERS' DEFICIT                                                 (1,266)
                                                                     -------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                            $ 1,799
                                                                     =======

See Accompanying Notes to Consolidated Financial Statements.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "spinoff"). As a result of the spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (collectively, "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet by reducing indebtedness to appropriate levels, to streamline operations and reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern, and to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain postretirement benefits and liabilities under operating contracts, all of which were assumed by Solutia at the time of the spinoff (collectively, "legacy liabilities"). These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs have been an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under bankruptcy court protection from creditors and claimants. Since the Chapter 11 filing, all orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the bankruptcy court.

         As a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the bankruptcy court. November 30, 2004 was the last date by which holders of pre-petition claims against the Debtors could file proofs of claim with respect to such claims. Any holder of a claim that was required to file a proof of claim by November 30, 2004, and did not do so, may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution with respect to such claim. Differences between claim amounts identified by the Debtors and proofs of claim filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Because the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On June 7, 2005, Solutia reached an agreement-in-principle with Monsanto Company ("Monsanto") and the Official Committee of Unsecured Creditors in the Debtors' Chapter 11 case (the "Unsecured Creditors' Committee") that will serve as a framework for the Debtors' plan of reorganization. The agreement-in-principle is subject to the negotiation of definitive documents, approval by Solutia's board of directors and various other conditions and contingencies, some of which are not within the control of Solutia, Monsanto or the Unsecured Creditors' Committee. Until a plan of reorganization consistent with the terms of the agreement-in-principle is confirmed by the bankruptcy court, the terms of the agreement-in-principle are not binding upon any party.

         Under the agreement-in-principle, Solutia would emerge from bankruptcy as an independent publicly held company. The agreement-in-principle provides for $250 million of new investment in a reorganized Solutia which would be used to pay retiree benefits to those who retired prior to the spinoff, certain environmental remediation obligations of Solutia and other legacy liabilities. The $250 million would be raised in a rights offering to the Debtors' unsecured creditors. Monsanto would be obligated to backstop the rights offering, exercising any rights not exercised by the unsecured creditors.

         The agreement-in-principle also provides that Monsanto would pay environmental remediation costs at sites that have not been owned or operated by Solutia, and to which waste has not been sent, since the spinoff, provides a mechanism for sharing between Monsanto and Solutia responsibility for environmental liabilities at certain sites adjacent to the Anniston, Alabama, and Sauget, Illinois, plant locations, and provides that Monsanto would contribute $107 million, less certain expenses incurred, and litigation settlement costs paid, by Monsanto during the course of Solutia's Chapter 11 case, to make distributions to the holders of certain unsecured claims, including current tort and other legacy litigation claims. The agreement-in-principle provides that Solutia will continue to pay its annual installment and education fund obligations relating to the August 2003 Anniston polychlorinated biphenyls ("PCBs") settlement and education fund obligations relating to the Anniston Partial Consent Decree.

         The agreement-in-principle provides for pay-off of Solutia's secured debt and debtor-in-possession financing from an exit financing package to be arranged by Solutia and does not require termination of Solutia's pension plans. However, the agreement-in-principle does not provide for distributions to the holders of Solutia's existing equity. Solutia's existing shares of common stock, as well as options and warrants to purchase its common stock, would be cancelled and holders of Solutia's common stock, including options and warrants to purchase Solutia's common stock, would receive no consideration for that stock or those options and warrants. Although the agreement-in-principle does not provide for any distributions to holders of Solutia's existing equity, the Official Committee of Equity Security Holders in Solutia's bankruptcy case has filed a complaint against Pharmacia and Monsanto and an objection to the proofs of claim filed by Monsanto and Pharmacia in Solutia's bankruptcy, arguing that holders of Solutia's existing equity are entitled to some form of distribution.

         Although the agreement-in-principle provides for distributions of common stock in a reorganized Solutia to holders of allowed unsecured claims, Solutia is unable to predict what recovery its plan of reorganization will provide to these holders of unsecured claims. The ultimate ownership interests in the reorganized Solutia held by Monsanto and other holders of unsecured claims will depend on, among other factors, the amount of allowed unsecured claims in the bankruptcy case and the number of rights exercised by unsecured creditors in the rights offering.

         Prior to exiting from Chapter 11, the bankruptcy court must confirm a plan of reorganization that satisfies the requirements of the U.S. Bankruptcy Code. The bankruptcy court has subsequently approved several extensions of the exclusivity period, the most recent of which was set to expire on October 11, 2005. However, the bankruptcy court entered an order on October 6, 2005 extending the exclusivity period until the bankruptcy court rules on Solutia's current motion for an extension of the exclusivity period, which sought to extend the exclusivity period through January 9, 2006. Although Solutia expects to receive further extensions of the exclusivity period, no assurance can be given that any such future extension requests will be granted by the bankruptcy court.

         Solutia plans to file with the bankruptcy court a plan of reorganization and disclosure statement consistent with the terms of the agreement-in-principle that provide for Solutia's emergence from bankruptcy as a going concern. There can be no assurance, however, that such a plan of reorganization would be confirmed by the bankruptcy court or that such plan would be implemented successfully.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At September 30, 2005, total liquidity for the Solutia Group was approximately $208 million, consisting of $82 million of cash and DIP facility availability of $126 million. At September 30, 2005, total liquidity for the Solutia Chapter 11 Debtors was approximately $132 million, consisting of $6 million of cash and DIP facility availability of $126 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2004 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2005.

3.  SUPPLEMENTAL INFORMATION - SOLUTIA GROUP YEAR-TO-DATE RESULTS OF OPERATIONS

         Net sales in the nine months ended September 30, 2005 in comparison to the same period in 2004 benefited from higher average selling prices and favorable currency exchange rate fluctuations, partially offset by lower sales volumes. In addition, operating income improved in the nine months ended September 30, 2005 in comparison to the same period in 2004 primarily due to higher net sales, partially offset by higher raw material and energy costs and costs incurred as a result of Hurricanes Katrina and Rita.

                                         SOLUTIA INC., ET. AL.,
                            Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                       (Debtors in Possession)

                                      SOLUTIA CHAPTER 11 DEBTORS
                 SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                    MONTH ENDED SEPTEMBER 30, 2005

                                                PRE-PETITION         POST-PETITION             TOTAL
                                                   AMOUNT               AMOUNT                AMOUNT
                                                ------------         -------------         -------------

1. GROSS SALARIES AND WAGES                                -         18,763,668.78         18,763,668.78

2. PAYROLL TAXES WITHHELD                                  -          4,917,680.80          4,917,680.80

3. EMPLOYER PAYROLL TAX CONTRIBUTED                        -          1,458,741.99          1,458,741.99

4. GROSS TAXABLE SALES                                     -            741,385.60            741,385.60

5. SALES TAXES COLLECTED                                   -            319,131.46            319,131.46

6. PROPERTY TAXES PAID                                     -             85,943.34             85,943.34

7. OTHER TAXES PAID                                        -            190,093.00            190,093.00

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

                                                   SOLUTIA INC., ET. AL.,
                                      Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                 (Debtors in Possession)

                                                SOLUTIA CHAPTER 11 DEBTORS
                           SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                              MONTH ENDED SEPTEMBER 30, 2005

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                          PRE-PETITION    POST-PETITION          TOTAL                                  ITEM
    DEBTOR ENTITY             DATE           AMOUNT          AMOUNT              AMOUNT        TYPE OF TAX            NUMBER
-----------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                09/01/05             -          235,871.11          235,871.11     Employee Payroll Taxes      2
Solutia Inc.                09/02/05             -          126,176.82          126,176.82     Employee Payroll Taxes      2
Solutia Inc.                09/07/05             -           89,415.69           89,415.69     Employee Payroll Taxes      2
Solutia Inc.                09/08/05             -           77,251.81           77,251.81     Employee Payroll Taxes      2
Solutia Inc.                09/09/05             -          218,508.68          218,508.68     Employee Payroll Taxes      2
Solutia Inc.                09/13/05             -              356.21              356.21     Employee Payroll Taxes      2
Solutia Inc.                09/14/05             -          105,994.33          105,994.33     Employee Payroll Taxes      2
Solutia Inc.                09/15/05             -        1,687,654.55        1,687,654.55     Employee Payroll Taxes      2
Solutia Inc.                09/16/05             -          214,430.84          214,430.84     Employee Payroll Taxes      2
Solutia Inc.                09/21/05             -          100,432.69          100,432.69     Employee Payroll Taxes      2
Solutia Inc.                09/22/05             -           78,370.99           78,370.99     Employee Payroll Taxes      2
Solutia Inc.                09/23/05             -          262,076.90          262,076.90     Employee Payroll Taxes      2
Solutia Inc.                09/28/05             -           95,869.84           95,869.84     Employee Payroll Taxes      2
Solutia Inc.                09/29/05             -          193,308.12          193,308.12     Employee Payroll Taxes      2
Solutia Inc.                09/30/05             -        1,652,568.68        1,652,568.68     Employee Payroll Taxes      2
Solutia Inc.                09/01/05             -           66,893.61           66,893.61     Employer Payroll Taxes      3
Solutia Inc.                09/02/05             -           29,701.38           29,701.38     Employer Payroll Taxes      3
Solutia Inc.                09/07/05             -           26,097.04           26,097.04     Employer Payroll Taxes      3
Solutia Inc.                09/08/05             -           22,682.27           22,682.27     Employer Payroll Taxes      3
Solutia Inc.                09/09/05             -           40,469.63           40,469.63     Employer Payroll Taxes      3
Solutia Inc.                09/13/05             -               76.16               76.16     Employer Payroll Taxes      3
Solutia Inc.                09/14/05             -           29,335.82           29,335.82     Employer Payroll Taxes      3
Solutia Inc.                09/15/05             -          544,329.76          544,329.76     Employer Payroll Taxes      3
Solutia Inc.                09/16/05             -           50,430.13           50,430.13     Employer Payroll Taxes      3
Solutia Inc.                09/21/05             -           28,558.82           28,558.82     Employer Payroll Taxes      3
Solutia Inc.                09/22/05             -           24,149.61           24,149.61     Employer Payroll Taxes      3
Solutia Inc.                09/23/05             -           57,591.83           57,591.83     Employer Payroll Taxes      3
Solutia Inc.                09/28/05             -           27,977.73           27,977.73     Employer Payroll Taxes      3
Solutia Inc.                09/29/05             -           61,487.66           61,487.66     Employer Payroll Taxes      3
Solutia Inc.                09/30/05             -          511,699.05          511,699.05     Employer Payroll Taxes      3
Solutia Inc.                09/15/05             -            7,336.63            7,336.63     Sales/Use                   5
Solutia Inc.                09/19/05             -           25,148.63           25,148.63     Sales/Use                   5
Solutia Inc.                09/20/05             -          219,269.53          219,269.53     Sales/Use                   5
CP Films, Inc.              09/29/05             -           64,416.85           64,416.85     Sales                       5
CP Films, Inc.              09/29/05             -            2,959.82            2,959.82     Use                         5
Solutia Inc.                09/08/05             -           70,226.66           70,226.66     Property Tax                6
Solutia Inc.                09/15/05             -           15,716.68           15,716.68     Property Tax                6
Solutia Inc.                09/06/05             -              300.00              300.00     Annual Report               7
Solutia Inc.                09/12/05             -            5,300.00            5,300.00     Other - Minimum Tax         7
Solutia Inc.                09/14/05             -           85,700.00           85,700.00     IRS Form 720                7
CP Films, Inc.              09/15/05             -           72,643.00           72,643.00     Other - Income Tax          7
Solutia Systems, Inc.       09/15/05             -           26,000.00           26,000.00     Other - Income Tax          7
Solutia Inc.                09/20/05             -              150.00              150.00     Environmental Fee           7


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